                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:


[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

    1)  Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ---------------------------------------------------------------
    5) Total fee paid:

       ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       --------------------------------------
    2) Form, Schedule or Registration Statement No.:

       --------------------------------------
    3) Filing Party:

       --------------------------------------
    4) Date Filed:

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                              1065 BURLINGTON PIKE
                            FLORENCE, KENTUCKY 41042
                                 (606) 371-2340

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the Annual Meeting of Stockholders of The Bank of Kentucky Financial Corporation ("BKFC") will be held at the Triple Crown Country Club, One Triple Crown Boulevard, Union, Kentucky 41091, on April 16, 1999, at 5:00 p.m. Eastern Daylight Saving Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

             (i)  To reelect four directors of BKFC for terms expiring in 2002;

             (ii) To approve an amendment to the Articles of Incorporation to increase the number of authorized shares and eliminate par value;

             (iii)To ratify the selection of Crowe, Chizek and Company LLP as the auditors of BKFC for the current fiscal year; and

             (iv) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only stockholders of BKFC of record at the close of business on March 8, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE assured. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                         By Order of the Board of Directors


Florence, Kentucky                       Rodney S. Cain, Secretary
April 1, 1999

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                              1065 BURLINGTON PIKE
                            FLORENCE, KENTUCKY 41042
                                 (606) 371-2340

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of The Bank of Kentucky Financial Corporation, a Kentucky corporation ("BKFC"), for use at the 1999 Annual Meeting of Stockholders of BKFC to be held at the Triple Crown Country Club, One Triple Crown Boulevard, Union, Kentucky 41091, on April 16, 1999, at 5:00 p.m., Eastern Daylight Saving Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a stockholder before exercise by executing a later-dated Proxy or by giving notice of revocation to BKFC in writing or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of David E. Meyer, John E. Miracle, Mary Sue Rudicill and William E. Snyder as directors of BKFC for terms expiring in 2002;

         FOR the adoption of an amendment to the Articles of Incorporation of BKFC (the "Articles") to increase the number of authorized shares to 15,000,000 and to provide that all shares of BKFC shall have no par value; and

         FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe Chizek") as the auditors of BKFC for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of BKFC in person or by telephone, telecopy, telegraph or mail. The cost of soliciting proxies will be borne by BKFC.

         Only stockholders of record as of the close of business on March 8, 1999 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each common share of BKFC ("Share") owned. BKFC's records disclose that, as of the Voting Record Date, there were 3,518,224 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to stockholders of BKFC on or about April 1, 1999.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         The presence, in person or by proxy, of a majority of the issued and outstanding Shares entitled to vote at the Annual Meeting is necessary to establish a quorum at the Annual Meeting. At the Annual Meeting, four directors are to be elected for terms expiring in 2002. Stockholders may cumulate votes in the election of directors. Cumulative voting enables a stockholder to cast the number of votes such stockholder is entitled to cast times the number of directors to be elected; and each stockholder may cast all votes for any one nominee, or distribute such votes among two or more nominees.

         The four nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are present in person or by proxy but are not voted with respect to the election of directors ("Non-votes") are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If a stockholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted for the election of directors by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the reelection of Messrs. Meyer, Miracle and Snyder and Ms. Rudicill as directors of BKFC for terms expiring in 2002 and will not be treated as Non-votes.

ADOPTION OF AMENDMENT TO THE ARTICLES

         The affirmative vote of the holders of a majority of the outstanding Shares entitled to be voted at the Annual Meeting is necessary to adopt the amendment to the Articles. The effect of a Non-vote or an abstention is the same as a vote against adoption. If a stockholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted on the adoption of the amendment to the Articles by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the adoption of the amendment to the Articles and will not be treated as Non-votes.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the auditors of BKFC for the current fiscal year. The effect of a Non-vote or an abstention is the same as a vote against ratification. If a stockholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted on the ratification of the selection of Crowe Chizek as the auditors by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the ratification of the selection of Crowe Chizek as the auditors of BKFC for the current fiscal year.

              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to BKFC to own beneficially more than five percent of the outstanding Shares as of March 1, 1999:


                                                         Amount and Nature                Percentage of
Name and Address(1)                                 of Beneficial Ownership(2)         Shares Outstanding
----------------                                    -----------------------            ------------------
Rodney S. Cain and
   Jacqueline M. Cain                                          620,583 (3)                    17.64%

R. C. Durr and
   R. C. Durr Company, Inc.                                    626,266 (4)                    17.79
-----------------------------

(1) Mr. and Mrs. Cain, Mr. Durr and R. C. Durr Company, Inc., through Mr. Durr, its sole stockholder, may be contacted in care of BKFC at 1065 Burlington Pike, Florence, Kentucky 41042.

(2) A person is the beneficial owner of Shares if such person, directly or indirectly, has sole or shared voting or investment power over such Shares or has the right to acquire such voting or investment power within 60 days. All Shares are owned with sole voting and investment power by each person listed, unless otherwise indicated by footnote.

(3) Includes 617,239 Shares owned jointly by Mr. and Mrs. Cain and 1,000 Shares that may be acquired upon the exercise of options.

(4) Includes 419,116 Shares owned by R. C. Durr Company, Inc., and 3,000 Shares that may be acquired upon the exercise of options. Mr. Durr is the sole stockholder of R. C. Durr Company, Inc.

         The following table sets forth certain information with respect to the number of Shares beneficially owned by each director of BKFC and by all directors and executive officers of BKFC as a group as of March 1, 1999:

                                                   Amount and Nature of                 Percent of Common
Name and Address(1)                               Beneficial Ownership(2)               Shares Outstanding
-------------------                               -----------------------               ------------------
Rodney S. Cain                                            620,583 (3)                            17.64%
Ruth Seligman-Doering                                      70,440 (4)                             2.00
R. C. Durr                                                626,266 (5)                            17.79
Robert D. Fulkerson                                        20,741 (6)                              .59
Harry J. Humpert                                           25,326 (7)                              .72
David E. Meyer                                             58,622 (8)                             1.67
Dr. John E. Miracle                                        54,964 (9)                             1.56
Mary Sue Rudicill                                          45,827 (10)                            1.30
Robert B. Sathe                                            70,440 (11)                            2.00
William E. Snyder                                          26,418 (12)                             .75
Herbert H. Works                                           15,724 (13)                             .45
Robert W. Zapp                                            114,067 (14)                            3.24

All directors and executive officers of
    BKFC as a group (12 persons)                        1,749,418                                49.47%


(1) Each of the persons listed in this table may be contacted at the address of BKFC, 1065 Burlington Pike, Florence, Kentucky 41042.

(2) A person is the beneficial owner of Shares if such person, directly or indirectly, has sole or shared voting or investment power over such Shares or has the right to acquire such voting or investment power within 60 days. All Shares are owned with sole voting or investment power by each person listed, unless otherwise indicated by footnote.

(3) Includes 617,239 Shares owned jointly by Mr. Cain and his wife and 500 Shares that may be acquired upon the exercise of options.

(4) Includes 3,000 Shares that may be acquired upon the exercise of options.

(5) Includes 419,116 Shares owned by R. C. Durr Company, Inc., of which Mr. Durr is the sole stockholder, and 3,000 Shares that may be acquired upon the exercise of options.

(6) Includes 300 Shares held by Mr. Fulkerson's wife, 7,776 Shares held by Mr. Fulkerson's children, 472 Shares allocated to the Burnett Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") account of Mr. Fulkerson, with respect to which Mr. Fulkerson has sole voting but no investment power and 430 Shares that may be acquired upon the exercise of options.

(7) Includes 9,192 Shares owned by Mr. Humpert's wife and 2,000 Shares that may be acquired upon the exercise of options.

(8) Includes 3,184 Shares held in trust, with respect to which Mr. Meyer shares investment power only as co-trustee, and 500 Shares that may be acquired upon the exercise of options.

(9) Includes 22,000 Shares owned jointly by Dr. Miracle and his wife, 11,400 Shares held in a trust of which Dr. Miracle is the trustee and with respect to which Dr. Miracle has sole voting and investment power and 500 Shares that may be acquired upon the exercise of options.

(10) Includes 9,000 Shares owned by Belleview Sand and Gravel, Inc., of which Ms. Rudicill is Chairman and which is owned by Ms. Rudicill and her husband, and 3,000 Shares that may be acquired upon the exercise of options.

(11) Includes 1,000 Shares that may be acquired upon the exercise of options.

(12) Includes 2,000 Shares that may be acquired upon the exercise of options.

(13) Includes 1,000 Shares that may be acquired upon the exercise of options.

(14) Includes 20,060 Shares owned jointly by Mr. Zapp and his wife, 5,496 Shares held by Mr. Zapp's wife as custodian for Mr. Zapp's three children, 29,056 Shares owned by his wife, 1,011 Shares allocated to Mr. Zapp's ESOP account, with respect to which Mr. Zapp has sole voting but no investment power, and 800 Shares that may be acquired upon the exercise of options.

                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

         The Amended Articles of Incorporation and By-Laws of BKFC provide for a Board of Directors consisting of not less than nine directors and not more than fifteen directors, divided into three classes. The Board of Directors of BKFC currently consists of eleven directors. The four directors whose terms expire in 1999 have been nominated for reelection as directors of BKFC. Each of such four directors will be elected for a three-year term. In accordance with BKFC's By-Laws, any vacancy on the Board of Directors may be filled by the Board of Directors for the remainder of the full term of the directorship. Each of the directors of BKFC is also a director of The Bank of Kentucky, Inc. (the "Bank"), BKFC's only subsidiary.

         The entire Board of Directors of BKFC acts as a Nominating Committee for selecting nominees for election as directors. In accordance with Section 3.3 of the By-Laws of BKFC, nominees for election as directors may be proposed only by the directors or by a stockholder entitled to vote for directors if such stockholder has submitted a written nomination to the Secretary of BKFC by the later of the November 30th immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors (unless the annual meeting is not held on or before the thirty-first day following such anniversary, in which case such written notice must be submitted no later than the close of business on the seventh day following the day on which the notice of the annual meeting is mailed to stockholders). Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares owned either beneficially or of record by each such nominee and the length of time such Shares have been so owned.

         If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends. As of the date of mailing this Proxy Statement, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. Stockholders may cumulate votes in the election of directors.

         The Board of Directors proposes the reelection of the following directors for terms expiring in 2002:


                                                            Director of   Director of the
  Name                      Age       Position(s) Held      BKFC Since     Bank Since (1)
  ----                      ---       ----------------      ----------     ----------
  David E. Meyer             64           Director             1994             1991
  John E. Miracle            56           Director             1994             1991
  Mary Sue Rudicill          55           Director             1994             1991
  William E. Snyder          52           Director             1995             1995


-----------------------------

(1) BKFC acquired the Bank in 1995.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:


                                                               Term      Director of    Director of the    Became Director
  Name                       Age       Position(s) Held       Expires    BKFC Since      Bank Since (1)    of Burnett (2)
  ----                       ---       ----------------       -------    ----------      ----------        ----------
  Harry J. Humpert           73            Director            2000         1995              1995               1946
  Robert B. Sathe            52            Director            2000         1994              1990                  -
  Herbert H. Works           70            Director            2000         1994              1992                  -
  Robert W. Zapp             47       President, CEO and       2000         1994              1990               1995
                                           Director
  Rodney S. Cain             60     Secretary and Director     2001         1994              1990                  -
  Ruth Seligman-Doering      58            Director            2001         1994              1990                  -
  R. C. Durr                 79      Chairman and Director     2001         1994              1990                  -
-----------------------------


(1)      BKFC acquired the Bank in 1995.

(2) BKFC acquired Burnett Federal Savings Bank ("Burnett") and caused it to be merged into the Bank in 1995.


         David E. Meyer is the President of Wolfpen Associates, a commercial real estate firm; the managing partner of two commercial real estate investment firms, Meyer Realty and Florence Commercial; the President of Fuller Square Corporation, which owns the property on which Florence Commercial's building is located; and the retired President of H. Meyer Dairy Company. Mr. Meyer served as a director of Fifth Third Bank, Northern Kentucky, from 1981 through January 1991.

         John E. Miracle, D.M.D., is a dentist and has been associated with General Family Dentistry in Northern Kentucky for 22 years.

         Mary Sue Rudicill has been the Chairman of Belleview Sand and Gravel, Inc., and Gravelview Trucking Company for fifteen years. Ms. Rudicill is a director of Farmer's Mutual Life Insurance Company and was formerly a director of Fifth Third Bank of Boone County.

         William E. Snyder has been the Vice President and General Manager of Freightliner Trucks of Cincinnati Incorporated since July 1997. From December 1996 to July 1997, Mr. Snyder was the Manager of Wholesale Operations of Bob Sumerel Tire Co. Prior to such time, Mr. Snyder was the Vice President of Freightliner of Cincinnati, Inc., a company which operates a truck dealership located in Northern Kentucky, for five years. Mr. Snyder also served as the Treasurer of Burnett from 1990 to 1995.

         Harry J. Humpert is the President of Humpert Enterprises, Inc., a company which operates Klingenberg's Hardware and Paint in Covington, Kentucky. Mr. Humpert became Chairman of the Board of Directors of Burnett in 1990.

         Robert B. Sathe has been a Regional Vice-President of CIGNA Financial Advisors, Inc., for the last seventeen years.

         Herbert H. Works has been the President of Boone-Kenton Lumber for 23 years. Mr. Works served on the Board of Directors of Fifth Third Bank of Boone County from 1980 until 1991, when he resigned in order to serve as a director of the Bank.

         Robert W. Zapp was the Executive Vice President and the Senior Loan Officer of Fifth Third Bank of Boone County from January 1982 until June 1988. From June 1988 until January 1990, Mr. Zapp was the President of Fifth Third Bank of Kenton County, formerly Security Bank. Mr. Zapp resigned as President of such institution in order to participate in the organization of the Bank. Currently, Mr. Zapp is the President and the Chief Executive Officer of the Bank and BKFC. He is also a member of the Board of Directors of Woodspoint Nursing Home.

         Rodney S. Cain was a director of Fifth Third Bank of Boone County, formerly Boone State Bank, from 1977 until January 1990. Mr. Cain has served as the Secretary of the Bank since 1990 and of BKFC since 1994. Mr. Cain is also the Chairman and CEO of Wiseway Supply and has served in that capacity since 1972.

         Ruth M. Seligman-Doering is currently a director of Charles Seligman Distributing Company, Inc., and has also been its President and CEO for the past seven years.

         R. C. Durr was one of the founders of Boone State Bank. From the time Boone State Bank was organized in 1971 until Boone State Bank was acquired by Fifth Third Bank in 1985, Mr. Durr was active in the day-to-day management of the activities of the institution. After such acquisition, Mr. Durr served as the Chairman of the Board of Fifth Third Bank of Boone County, the successor to Boone State Bank, until he resigned in order to participate in the organization of the Bank. Mr. Durr has served as the Chairman of the Board of Directors of the Bank since 1990 and of BKFC since 1994.

MEETINGS OF DIRECTORS

         The Board of Directors of BKFC met 9 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1998. Each director attended at least 75% of the aggregate of such meetings held during his or her service as a director, except Mr. Sathe.

         The Board of Directors of the Bank met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1998.

COMMITTEES OF DIRECTORS

         The Board of Directors of BKFC has no standing committees. Nominations for election to the Board of Directors are determined by the entire Board of Directors. See "Election of Directors."

         The Board of Directors of the Bank has several committees, including an Audit Committee and a Compensation Committee.

         The Audit Committee's functions are to develop and ensure compliance with an audit policy and to ensure that an independent audit is performed annually. The members of the Audit Committee are Messrs. Humpert, Cain, Works, Meyer and Fulkerson and Ms. Rudicill, and the Audit Committee met four times in 1998.

         The Compensation Committee's functions are to make recommendations to the Board of Directors regarding the President's compensation. The members of the Compensation Committee are Messrs. Meyer and Miracle and Ms. Rudicill, and the Compensation Committee met one time in 1998.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of BKFC:


Name                                         Age               Position(s) Held
----                                         ---               ----------------
R. C. Durr                                   79            Chairman of the Board
Robert W. Zapp                               47            President and Chief Executive Officer
Rodney S. Cain                               60            Secretary
Robert D. Fulkerson                          47            Assistant Secretary and Treasurer



         For biographical information regarding each of these executive officers, except Mr. Fulkerson, see "BOARD OF DIRECTORS - Election of Directors."

         Robert D. Fulkerson was Vice President of Fifth Third Bank of Boone County from 1985 until 1990. He served as Vice President of the Bank from 1990 until 1995 and has served as Senior Vice President of the Bank since 1995. He has also been the Assistant Secretary of BKFC since 1996 and its Treasurer since 1998.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         BKFC does not pay any compensation to its executive officers. Executive officers of the Bank are compensated by the Bank for services rendered to the Bank. Except for the President of the Bank, no director or executive officer of BKFC received more than $100,000 in salary and bonus payments from the Bank during the year ended December 31, 1998. The following table sets forth certain information with respect to compensation paid to the President of the Bank.


                                            Summary Compensation Table
                                                                          ------------------------
                                                                                Long-Term
                                                                               Compensation
---------------------------------------------------------------------------------------------------------------------
                                               Annual Compensation (1)            Awards
                                                                          ------------------------   All Other
                                                                           Securities underlying    Compensation
Name and Principal Position        Year        Salary($)       Bonus($)      Options/SARs (#)            ($)
---------------------------------------------------------------------------------------------------------------------

Robert W. Zapp, President          1998           $139,711      $87,500          4,000/-0-            $31,005(2)
    and CEO                        1997           $132,211      $70,000              0/-0-            $31,590(3)
                                   1996           $125,000      $50,000              0/-0-            $29,559(4)
-----------------------------


(1) Does not include amounts attributable to other miscellaneous benefits. The cost to BKFC of providing such benefits to Mr. Zapp was less than 10% of his cash compensation.

(2) Consists of contributions of $14,400 to the Bank's Profit Sharing Plan for Mr. Zapp's account, a matching contribution to Mr. Zapp's 401(k) plan account of $3,360 and premium payments of $13,245 for a split-dollar life insurance policy. Allocations to Mr. Zapp's ESOP account for fiscal year 1998 have not yet been determined.

(3) Consists of contributions of $14,461 to the Bank's Profit Sharing Plan for Mr. Zapp's account, a matching contribution to Mr. Zapp's 401(k) plan account of $1,988, premium payments of $9,095 for a split-dollar life insurance policy and the $6,046 value at December 31, 1997, of allocations to Mr. Zapp's ESOP account.

(4) Consists of contributions of $17,711 to the Bank's Profit Sharing Plan for Mr. Zapp's account, premium payments of $6,596 for a split-dollar life insurance policy and the $5,252 value at December 31, 1996, of allocations to Mr. Zapp's ESOP account.

DIRECTOR COMPENSATION

         Although BKFC and the Bank do not pay regularly established director's fees, each director of the Bank, except Mr. Zapp, received a $500 bonus in December 1998.

STOCK OPTION PLAN

         At the 1997 Annual Meeting of Stockholders of BKFC, the stockholders approved The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"). The Board of Directors of BKFC reserved 360,000 Shares for issuance by BKFC upon the exercise of options granted to certain directors, officers and employees of BKFC and the Bank from time to time under the Stock Option Plan. Due to a stock dividend in the nature of a 2-for-1 stock split which occurred in April 1998 (the "Stock Split"), the number of Shares reserved for issuance was increased to 720,000. Options to purchase 1,000 Shares and 1,500 Shares were awarded in 1997 and 1998, respectively, pursuant to the Stock Option Plan to each of the non-employee directors, after adjustments for the Stock Split. Pursuant to the Stock Option Plan, options to purchase a total of 27,000 Shares have been granted to employees of BKFC and the Bank.

         The following table sets forth information regarding all grants of options to purchase Shares of BKFC made to Mr. Zapp during the fiscal year ended December 31, 1998:



                                                  Option/SAR Grants in Last Fiscal Year
                                                             Individual Grants
                         -------------------------------------------------------------------------------------------
                                                     % of Total Options/
                         Number of Securities           SARs Granted to
                         Underlying Options/          Employees in Fiscal       Exercise or Base
Name                     SARs Granted (#)(1)          Year Ended 12/31/98        Price ($/Share)     Expiration Date
----                    ---------------------         -------------------      -------------------   ---------------

Robert W. Zapp                  4,000                       14.81%                  $12.25                1/16/08

----------------------------

(1) Options granted were ISOs, of which one-fifth are exercisable each year for five years beginning on January 16, 1999.


         The following table sets forth information regarding the number and value of unexercised options held by Mr. Zapp at December 31, 1998:


                                Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
                       -------------------------------------------------------------------------------------------------
                                                      Number of Securities Underlying       Value of Unexercised In-the-
                         Shares                         Unexercised Options/SARs at             Money Options/SARs at
                       Acquired on        Value                    12/31/98                         12/31/98 ($)(1)
Name                   Exercise (#)      Realized           Exercisable/Unexercisable         Exercisable/Unexercisable
----                   ------------      --------           -------------------------         -------------------------
Robert W. Zapp             -0-             N/A                     -0-/4,000                        $-0-/$81,000
----------------------------


(1) For purposes of this table, the value of the option was determined by multiplying the number of Shares subject to unexercised options by the difference between the $12.25 exercise price and the fair market value of BKFC's Shares, which was $32.50 on December 31, 1998, based on a purchase of BKFC Shares on December 30, 1998. No established trading market for BKFC's Shares existed at December 31, 1998, BKFC's Shares are not traded on any securities exchange and the prices at which its Shares are traded are not quoted by a national quotation service.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank has extended loans to certain of its and BKFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

         The Bank has a lease agreement for office premises located at 1065 Burlington Pike with Mr. Durr, R. C. Durr Company, Inc., Mr. Cain, and Mr. Cain's sons, John S. Cain, Rodney C. Cain and David Alfred Cain, each of whom is a lessor under the lease agreement. The annual rental expense under this lease was $178,170, $178,170 and $176,820 for the years ended December 31, 1998, 1997 and 1996, respectively. The lease has an initial term of 15 years expiring in 2006 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Weaver Road in Boone County, Kentucky, with Ms. Seligman-Doering and Mr. Sathe as lessors under the lease agreement. Total rental expense under this lease was $64,885 , $64,885 and $58,987 for the years ended December 31, 1998, 1997 and
1996, respectively. The lease has an initial term of 15 years expiring in 2007 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Kentucky Highway 18 in Boone County, Kentucky, with William R. Rudicill, the husband of Ms. Rudicill. Total rental expense under this lease was $10,051 for each of the years ended December 31, 1998, 1997 and 1996. The lease has an initial term of 15 years expiring in 2008 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Houston Road in Boone County, Kentucky, with Dr. Miracle, Geraldine G. Miracle, Jennifer
A. Meyer, Maria A. Meyer, Leila L. Meyer, Herbert E. Works, Mark T. Wilson, Nicolette Wilson, Bryan E. Wilson and Josephina Wilson, each of whom is a lessor under the lease agreement. Geraldine Miracle is Dr. Miracle's spouse. Jennifer Meyer, Maria Meyer and Leila Meyer are daughters-in-law of Mr. Meyer. Herbert E. Works is the son of Mr. Works. Mark Wilson, Nicolette Wilson, Bryson Wilson and Josephina Wilson are Mr. Works' wife's sons and their wives. The annual rental expense under this lease was $73,467 for each of the years ended December 31, 1998, 1997 and 1996, respectively. The lease has an initial term of 15 years expiring in 2009 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a ground lease agreement for office premises located at 12020 Madison Pike in Nicholson, Kentucky, with Nicholson Properties LLC. R. C. Durr owns 50% of Nicholson Properties LLC. The annual rental expense under this agreement is $24,000. The lease has an initial term of five years expiring in 2001 and may, at the option of the Bank, be renewed for an additional term of five years at an annual expense of $26,400.

         The Bank has a lease agreement for office premises located on U.S. 42 in Boone County, Kentucky, with Burnett Mortgage Company, LLC, of which Mr. Humpert and Mr. Snyder are members. Total rental expense under this lease was $59,663 for 1998. The lease was effective in May 1998 with an initial term of 15 years and may, at the option of the Bank, be renewed for three successive five-year periods.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, BKFC's directors and executive officers and persons holding more than ten percent of the outstanding Shares are required to report their ownership of Shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and BKFC. The SEC has established specific due dates for such reports. Based upon a review of such reports, BKFC must disclose any failures to file such reports timely in proxy statements used in connection with annual meetings of stockholders. Each of Messrs. Meyer, Miracle, Snyder, Humpert, Sathe, Works, Cain and Durr and Mses. Radicill and Seligman-Doering filed late a Form 5 reporting stock options received in 1998.

                              AMENDMENT OF ARTICLES

         The Board of Directors recommends that the stockholders adopt a proposed amendment to Section 2 of the Articles to increase the number of authorized Shares from 5,000,000 to 15,000,000 and to provide that all Shares shall have no par value.

         The Board of Directors recommends the increase in authorized Shares in order to permit specific corporate purposes planned by the Board of Directors, as well as to ensure flexibility of action with respect to future opportunities not yet contemplated. If the proposed amendment is adopted, additional Shares will be available, free from any preemptive rights, for issuance from time to time to such persons and for such consideration as the Board of Directors may determine, without necessarily requiring further action by BKFC's stockholders, other than as may be required in certain instances by Kentucky law. For instance, Kentucky law requires stockholder approval for the issuance of shares in connection with certain mergers and acquisitions. The additional Shares could be used for various corporate purposes, including stock dividends, acquisitions of other companies, public offerings and stock options and other employee benefit plans. The Board of Directors currently expects to declare a stock dividend in the nature of a 3-for-2 stock split if the proposed amendment is adopted. The purpose of the stock split is to reduce the per share price of the Shares, therefore making it more affordable for the small investor and enhancing the liquidity of the Shares. At March 1, 1999, 779,066 Shares are authorized and neither already issued nor reserved for issuance pursuant to stock benefit plans.

         Opportunities often arise that require prompt action, and the delay necessary for shareholder approval could be detrimental to BKFC and its stockholders. Although the directors do not intend to seek stockholder approval for future issuances of Shares unless required by law, the directors will not issue any Shares except on terms the Board of Directors deems to be in the best interests of BKFC and its stockholders.

         The increase in the authorized number of Shares has not been proposed for the purpose of having an anti-takeover effect, and the Board of Directors has no knowledge of any current efforts to obtain control of BKFC. Nevertheless, the proposed increase in the number of authorized Shares might be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of BKFC's Shares, to acquire control of BKFC with a view to imposing a merger, sale of all or any part of its assets or a similar transaction, because the issuance of new Shares or the granting of rights to purchase Shares, perhaps on very favorable terms, could be used to dilute the stock ownership of a person or entity seeking to obtain control of BKFC. In addition, although the Board of Directors at present has no intention of doing so, authorized but unissued Shares could be issued to a holder that would thereby have sufficient voting power to assure that the transactions described in Section 8 of the Articles, such as mergers or sales of substantial amounts of the assets of BKFC, and any proposal to change the number of directors, would not receive the 75 percent stockholder vote required by
Section 8.

         BKFC's Articles currently state that the par value of the Shares is $5.00 per Share. The par value was arbitrarily set based upon the par value of the Bank's shares and has no relevance to the market value of the Shares or the rights of the stockholders. The elimination of par value will allow the BKFC financial statements to be analyzed more readily in comparison with other banking institutions that utilize no par or "penny par" stock and will eliminate any confusion the $5.00 designation may create. Financial information of BKFC, included in the Annual Report to Stockholders accompanying this Proxy Statement, has not been included in this Proxy Statement because it is not material to the adoption of the Amendment.

         At the Annual Meeting, the stockholders will be asked to approve the following resolution:

         RESOLVED, that the Articles of Incorporation of The Bank of Kentucky Financial Corporation be, and they hereby are, amended by deleting
         Section 2 in its entirety and substituting therefor the following
         Section 2:

                  2. The aggregate number of shares of stock which the Corporation shall have authority to issue is 15,000,000 shares having no par value. Each share of stock shall have one (1) vote. Each share of stock of the Corporation with a par value of $5.00 each issued and outstanding as of April 16, 1999, shall, without further action, be a share of stock of the Corporation with no par value.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE AMENDMENT TO THE ARTICLES.

                              SELECTION OF AUDITORS

         The Board of Directors has selected Crowe Chizek as the auditors of BKFC and its subsidiaries for the current fiscal year and recommends that the stockholders ratify the selection. Crowe Chizek has been the auditor of BKFC since 1995. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the votes cast is necessary to ratify the selection of Crowe Chizek as the auditors of BKFC for the current fiscal year.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CROWE CHIZEK AS THE AUDITORS FOR THE CURRENT FISCAL YEAR.

                 PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

         Any proposals of stockholders intended to be included in BKFC's proxy statement and proxy card for the 2000 Annual Meeting of Stockholders (other than nominations for directors, as explained herein at "BOARD OF DIRECTORS - Election of Directors") should be sent to BKFC by certified mail and must be received by BKFC not later than November 30, 1999. In addition, if a stockholder intends to present a proposal at the 2000 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 11, 2000, then the proxies designated by the Board of Directors of BKFC for the 2000 Annual Meeting of Stockholders of BKFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                           By Order of the Board of Directors

Florence, Kentucky                         Rodney S. Cain, Secretary
March 29, 1999

                                 REVOCABLE PROXY
                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 1999

         The undersigned hereby appoints R. C. Durr and Rodney S. Cain, or either of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of common stock of The Bank of Kentucky Financial Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held on April 16, 1999, at Triple Crown Country Club, One Triple Crown Boulevard, Union, Kentucky 41091, and at any and all adjournments thereof, as follows:

I.       The election of the following directors:


         ----     FOR the nominees           ----    WITHHOLD authority to
                  listed below (except               vote for the nominees
                  as otherwise indicated)            listed below

                                         For a term expiring in 2002:

                                         David E. Meyer
                                         John E. Miracle
                                         Mary Sue Rudicill
                                         William E. Snyder

         Instructions:

         1. To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

         ------------------------------------------------------------------
         2. If you wish to vote cumulatively, indicate below how you want your votes allocated among the nominees.

         ------------------------------------------------------------------

         ------------------------------------------------------------------





                                             FOR       AGAINST        ABSTAIN
                                             ---       -------        -------

II.      The approval of an amendment
         to the Articles of
         Incorporation of The Bank of
         Kentucky Financial
         Corporation to increase the
         number of authorized shares
         from 5,000,000 to 15,000,000
         and to eliminate par value
         of all shares.                       ---       -------        -------



                                             FOR       AGAINST        ABSTAIN
III.     The ratification of the
         appointment of Crowe, Chizek
         and Company LLP as independent
         auditors for the Company for the
         year ended December 31, 1999.       ---       -------        -------

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED AND "FOR" PROPOSALS II AND III.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED AND FOR PROPOSALS II AND III. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Annual Meeting or gives written notice of revocation or submits a later-dated proxy received by the Company before the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement dated March 29, 1999, and a copy of the 1998 Annual Report to Stockholders.





---------------------------                 ---------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER

---------------------------                 ---------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER

Dated:                      , 1999           Dated:                       , 1999
     -----------------------                      ------------------------

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one holder's signature is required.



--------------------------------------------------------------------------------
         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------